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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 23, 1998



                                ENVOY CORPORATION
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             (Exact name of registrant as specified in its charter)



         Tennessee                      0-25062                 62-1575729
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


15 Century Boulevard, Suite 600, Nashville, TN                     37214
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   (Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (615) 885-3700



                                 Not Applicable
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          (Former name or former address, if changed since last report)






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Item 5. Other Events
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         Pursuant to three separate Agreements and Plans of Merger dated
February 23, 1998 (the "Merger Agreements"), ENVOY Corporation intends to acquire Professional Office Services, Inc., an Ohio corporation ("POS"), and its affiliated company Automated Revenue Management, Inc., an Ohio corporation ("ARM"), and XpiData, Inc., an Arizona corporation ("XpiData"). As consideration for the mergers, the shareholders of POS and ARM will receive an aggregate of 2,135,000 shares of ENVOY common stock, no par value per share (the "Common Stock"), and the shareholders of XpiData will receive 1,365,000 shares of ENVOY Common Stock. Closing of each of the mergers is subject to customary conditions, including the receipt of regulatory approvals. The closings are expected to occur in the first quarter of 1998.

         The terms and conditions of the acquisitions are more fully described in the Merger Agreements, copies of which are included as Exhibits 2.1, 2.2 and
2.3 and each of which is incorporated herein by reference. Also provided as
Exhibit 99.1 is a copy of a press release issued February 23, 1998.

Item 7.     Exhibits
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(c)

2.1 Agreement and Plan of Merger, dated as of February 23, 1998, by and among ENVOY Corporation, ENVOY
            Acquisition Corporation, Professional Office Services, Inc. and Richard B. McIntyre (as directed by Item 601(b)(2) of Regulation S-K, certain schedules and exhibits to this document are omitted from this filing, and the Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request)

2.2         Agreement and Plan of Merger, dated as of February 23,
            1998, by and among ENVOY Corporation, ENVOY
            Acquisition Corporation, XpiData, Inc., Michael Marolf,
            Sr., Michael Marolf, Jr., Jeffrey Marolf and Lisa Marolf
            (as directed by Item 601(b)(2) of Regulation S-K, certain schedules and exhibits to this document are omitted from this filing, and the Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request)

2.3 Agreement and Plan of Merger, dated as of February 23, 1998, by and among ENVOY Corporation, ENVOY
            Acquisition Subsidiary, Inc., Automated Revenue
            Management, Inc., Patrick J. McIntyre, Terrence J.
            McIntyre and Michael S. McIntyre (as directed by Item 601(b)(2) of Regulation S-K, certain schedules and exhibits to this document are omitted from this filing, and the Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request)

99.1        Press Release, dated February 23, 1998, issued by
            ENVOY Corporation



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ENVOY CORPORATION


Date: February 24, 1998                       /s/  Kevin M. McNamara
                                              ---------------------------------
                                              Kevin M. McNamara
                                              Senior Vice President and Chief
                                                Financial Officer








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                                  EXHIBIT INDEX




   No.                                     Exhibit
---------          -------------------------------------------------------------
2.1                Agreement and Plan of Merger, dated as of February 23,
                   1998, by and among ENVOY Corporation, ENVOY
                   Acquisition Corporation, Professional Office Services, Inc.
                   and Richard B. McIntyre (as directed by Item 601(b)(2) of
                   Regulation S-K, certain schedules and exhibits to this
                   document are omitted from this filing, and the Registrant
                   agrees to furnish supplementally a copy of any omitted
                   schedule or exhibit to the Commission upon request)
2.2                Agreement and Plan of Merger, dated as of February 23,
                   1998, by and among ENVOY Corporation, ENVOY
                   Acquisition Corporation, XpiData, Inc., Michael Marolf,
                   Sr., Michael Marolf, Jr., Jeffrey Marolf and Lisa Marolf
                   (as directed by Item 601(b)(2) of Regulation S-K, certain
                   schedules and exhibits to this document are omitted from this filing, and the Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission
                   upon request)
2.3                Agreement and Plan of Merger, dated as of February 23,
                   1998, by and among ENVOY Corporation, ENVOY
                   Acquisition Subsidiary, Inc., Automated Revenue
                   Management, Inc., Patrick J. McIntyre, Terrence J.
                   McIntyre and Michael S. McIntyre (as directed by Item
                   601(b)(2) of Regulation S-K, certain schedules and exhibits to this document are omitted from this filing, and the
                   Registrant agrees to furnish supplementally a copy of any
                   omitted schedule or exhibit to the Commission upon request)
99.1               Press Release, dated February 23, 1998, issued by
                   ENVOY Corporation










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